SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                      Date of Report:    November 4, 1998

              Date of Earliest Event Reported:    October 21, 1998



                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                75-1475224
            ------                                ----------
   (Commission File Number)           (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On October 21, 1998, Registrant issued a press release announcing the unaudited results of operations for the three months ended September 30, 1998.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number             Description
               -------   --------------------------------------

                 99 Copy of press release announcing the unaudited results of operations for the three- months ended September 30, 1998.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   TANDYCRAFTS, INC.


Date:  October 21, 1998            By:/s/ Michael J. Walsh
                                      ---------------------
                                      Michael J. Walsh
                                      President



Date:  October 21, 1998            By:/s/ James D. Allen
                                      ---------------------
                                      James D. Allen
                                      Chief Financial Officer